EXHIBIT 32.1

CERTIFICATION PURSUANT TO
 18 U.S.C. SECTION 1350,
 AS ADOPTED PURSUANT TO
 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Universal Power Group, Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2012 as filed with the Securities and Exchange Commission (“SEC”) on the date hereof (the “Report”), I, Ian Edmonds, President, Chief Executive Officer and Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

    (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

    A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.

Date: May 10, 2012	/s/ Ian Edmonds
Ian Edmonds
President, Chief Executive Officer and Interim Chief Financial Officer
(Principal Executive and Financial Officer)